Exhibit 10.1

DEPARTMENT OF HEALTH AND HUMAN SERVICES
CENTERS FOR MEDICARE & MEDICAID SERVICES
7500 Security Boulevard, Mail Stop WB-22-75 Baltimore, Maryland 1244-1850

To: Jay Matushak, President, Chief Financial Officer
Jeff Craig, Secretary
Bright Health Insurance Company
Payee ID A1025001 (HIOS ID BHIC-CO-31070)
jcraig@brighthealthgroup.com

Date: September 14, 2023

RE: Bright Health Insurance Company (BHIC-CO) Repayment Plan Approval and Letter of Agreement

Dear Messrs. Matushak and Craig:

On August 21, 2023, BHIC-CO requested a repayment plan to pay the outstanding 2022 benefit year risk adjustment charges on BHIC-CO's August 16, 2023 initial invoices totaling $163,394,891.07. CMS has determined that you meet applicable criteria to enter into an 18-month repayment plan.

For CMS to implement the 18-month payment plan, you must:

1. Sign and submit this letter to provide your written understanding and agreement to the terms of this Letter of Agreement concerning the 18-month repayment plan CMS approved (the “Repayment Plan”) no later than 11:59 p.m. ET on Thursday, September 14, 2023. The signed Letter of Agreement must be sent to CCIIOInvoices@cms.hhs.gov.

2. Pay the first payment of $82,500,000.00, due no later than 11:59 p.m. ET on Friday, September 15, 2023. Payment must be submitted electronically. To submit payment, you must visit www.pay.gov and then select and complete the CMS Health Insurance Marketplace and Premium Stabilization Programs Payment Form.

CMS has attached the installment payment and amortization schedule which reflects the most recent invoice balance, setting forth the 18-month installment payment amounts and due dates. By entering into this Letter of Agreement as shown by your signature below, you agree that the Repayment Plan is incorporated fully into this Letter of Agreement, and that this Letter of Agreement, along with the attached installment and amortization schedule, constitute the entire agreement (“the Agreement”) between CMS and BHIC-CO concerning repayment of the referenced debt under the Repayment Plan, subject to all applicable laws, rules, and regulations.
Payee ID A1025001 (HIOS ID BHIC-CO-31070)                         Page 1 of 3

As outlined in the schedule, CMS will assess interest at the rate provided for under 45 C.F.R. § 30.18. You will be charged an interest rate of 11.5%, which is the interest rate that was established on the initial invoices for 2022 benefit year risk adjustment charges. Each installment payment will be due on the 15th of each month over the course of 18 months, except that any payment due date that falls on a holiday or weekend will be due the next following business day.

If you fail to make the initial payment or submit the signed agreement, the Repayment Plan incorporated into this Letter of Agreement, and Agreement between CMS and BHIC-CO, will not take effect and will instead become null and void, and the unpaid balance of the total debt will become immediately due and payable. Failure to make timely payment in accordance with the Repayment Plan, or entering into liquidation, rehabilitation, or early pre-liquidation, constitute default. In the event of default, CMS will initiate debt collection, and the full balance of the debt will become immediately due and payable.

You are permitted to make early payment, or to pay off the entire debt early, without penalty. Any early payment will be applied to the principal balance, but in that event, the monthly installment payment amounts would not change unless notified by CMS.

If you have any questions concerning the repayment plan, please contact CMS at CCIIOInvoices@cms.hhs.gov.

Sincerely,
/s/ Elizabeth E. Parish -S
Elizabeth Parish
Director, Payment Policy and Financial Management Group (PPFMG)
Center for Consumer Information and Insurance Oversight (CCIIO)
Centers for Medicare & Medicaid Services (CMS)
U.S. Department of Health and Human Services (HHS)

Payee ID A1025001 (HIOS ID BHIC-CO-31070)                        Page 2 of 3

ATTESTATION

I attest that I am legally and financially able to obligate Bright Health Insurance Company, HIOS ID BHIC-CO-31070, and agree to terms of the Agreement as set forth above, including all attachments and all documents incorporated herein.

Jeffery Craig
_________________________________________
First and Last Name

Secretary
_________________________________________
Title

Bright Health Insurance Company
_________________________________________
Company

612-238-1321
_________________________________________
Phone Number

jcraig@brighthealthgroup.com
_________________________________________
Email

8000 Norman Center Drive, Suite 900, Minneapolis, MN 55437
_________________________________________
Address

/s/ Jeff Craig
_________________________________________
Signature (Electronic Signature permitted)

9/14/2023
_________________________________________
Date Signed
cc: Michael Conway
Colorado Insurance Commissioner
Colorado Division of Insurance
1560 Broadway, Suite 850
Denver, CO 80202

Payee ID A1025001 (HIOS ID BHIC-CO-31070)                        Page 3 of 3